UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

(Rule 14c-101)

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]	Definitive Information Statement

IEG HOLDINGS CORPORATION
(Name of Registrant As Specified In Its Charter)

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[ ]	Fee paid previously with preliminary materials.

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IEG HOLDINGS CORPORATION

6160 West Tropicana Ave., Suite E-13

Las Vegas, NV 89103

(702) 227-5626

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

Approximate Date of Mailing: November 14, 2016

TO THE STOCKHOLDERS OF IEG HOLDINGS CORPORATION:

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This notice and accompanying Information Statement is furnished to the holders of shares of common stock, par value $0.001 per share, of IEG HOLDINGS CORPORATION, a Florida corporation (the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the action described below (the “Corporate Action”) taken by unanimous written consent of the Board of Directors of the Company and by written consent of the holder of a majority of the voting power of the issued and outstanding capital stock of the Company:

● Increase the number of authorized shares of common stock from 40,000,000 to 300,000,000.

The purpose of this Information Statement is to notify our stockholders that on October 28, 2016, a stockholder holding a majority of the voting power of our issued and outstanding shares of common stock executed a written consent approving the Corporate Action. In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Action will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received constitutes the only stockholder approval required for the Corporate Action under Florida law and the Company’s certificate of incorporation and bylaws, each as amended. As a result, no further action by any other stockholder is required to approve the Corporate Action and we have not and will not be soliciting your approval of the Corporate Action. Notwithstanding, the holders of our common stock of record at the close of business on October 28, 2016 are entitled to notice of the stockholder action by written consent.

This notice and the accompanying Information Statement are being mailed to our holders of common stock of record as of October 28, 2016 on or about November 14, 2016. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

By Order of the Board of Directors,
IEG Holdings Corporation

/s/ Paul Mathieson
Paul Mathieson
Chief Executive Officer
November 14, 2016

IEG HOLDINGS CORPORATION

Information Statement Pursuant to Section 14C

of the Securities Exchange Act of 1934

This Information Statement is being mailed on or about November 14, 2016, to all holders of record on October 28, 2016, of the $.001 par value common stock of IEG Holdings Corporation, a Florida corporation (the “Company”), in connection with the vote of our Board of Directors and the approval by written consent of the holders of a majority of the voting power of our issued and outstanding capital stock to effect an increase in the number of authorized shares of common stock from 40,000,000 to 300,000,000 (the “Increase in Authorized Shares of Common Stock”).

Currently, the Company has authorized 40,000,000 shares of common stock. As of October 28, 2016, there were 678 stockholders of record of our common stock and 9,661,547 shares of our common stock were issued and outstanding. Each share of our common stock has one vote per share. Paul Mathieson, our Chief Executive Officer, owns 6,900,000 shares of our common stock, which represents approximately 71.4% of the voting power of our issued and outstanding capital stock. Our Board of Directors and Mr. Mathieson approved the Increase in Authorized Shares of Common Stock by actions by written consent on October 28, 2016. Since our Board of Directors and the holder of a majority of the voting power of the Company’s issued and outstanding shares of capital stock have voted in favor of the Increase in Authorized Shares of Common Stock, all corporate actions necessary to authorize the Increase in Authorized Shares of Common Stock have been taken.

The Increase in Authorized Shares of Common Stock will be effective on or about December 5, 2016 (the “Effective Date”), which date shall be no sooner than 20 days after we mail this Information Statement to our stockholders. Our Board retains the authority to abandon the Increase in Authorized Shares of Common Stock for any reason at any time prior to the Effective Date. Because the Increase in Authorized Shares of Common Stock have already been approved by holders of a majority of our outstanding shares of common stock, you are not required to take any action. This Information Statement provides to you notice that the Increase in Authorized Shares of Common Stock have been approved. You will receive no further notice of the approval nor of the Effective Date of the Increase in Authorized Shares of Common Stock other than pursuant to reports which we will be required to file with the Securities and Exchange Commission in the future.

Our common stock is traded over the counter on the OTCQX under the symbol IEGH. On November 9, 2016, the closing price for our common stock as reported on the OTCQX was $2.50 per share with respect to an insignificant volume of shares.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

APPRAISAL RIGHTS

Stockholders do not have appraisal rights under Florida state law or under the Company’s Articles of Incorporation or By-laws in connection with the Corporate Action.

INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors and holder of the majority voting power of our issued and outstanding capital stock have approved an amendment to the Restated Articles to increase the number of authorized shares of our common stock from 40,000,000 to 300,000,000. Our Board believes it is in the best interest of our company to increase the number of authorized shares of common stock in order to give us greater flexibility in considering and planning for future corporate needs, including, but not limited to, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions and business combinations, as well as other general corporate transactions. The Board believes that additional authorized shares of common stock will enable us to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to us. We do not have any definitive plans, arrangements, understandings or agreements regarding the issuance of the additional shares of common stock that will result from our adoption of the proposed amendment. Except as otherwise required by law, the newly authorized shares of common stock will be available for issuance at the discretion of our Board (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the proposed amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, any future issuance of additional authorized shares of our common stock may, among other things, dilute the earnings per share of our common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued.

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Any newly authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. The proposed amendment will not affect the rights of current holders of our common stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

The Increase in Authorized Shares of Common Stock will be effective on or about December 5, 2016 (the “Effective Date”), which date shall be no sooner than 20 days after we mail this Information Statement and accompanying notice to our stockholders. Our Board retains the authority to abandon the Increase in Authorized Shares of Common Stock for any reason at any time prior to the Effective Date.

The form of the proposed amendment to our Restated Articles necessary to effect the Increase in Authorized Shares of common stock is attached hereto as Appendix A.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of October 28, 2016, by:

●	Each person known by us to be the beneficial owner of more than 5% of our outstanding common stock,

●	Each director and each of our named executive officers, and

●	All executive officers and directors as a group.

As of October 28, 2016, there were 9,661,547 shares of our common stock outstanding.

The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, the business address of each person listed is in care of IEG Holdings Corporation, 6160 West Tropicana Ave., Suite E-13, Las Vegas, NV 89103.

Name	Position	Amount and Nature of Beneficial Ownership		Percent of Class
Named Executive Officers and Directors:
Paul Mathieson	Chief Executive Officer and Director	6,900,000		71.4%
Carla Cholewinski	Chief Operating Officer and Chief Credit Officer	2,000		*
Matthew I. Banks	Director	—		0.0%
Harold A. Hansen	Director	10,515	(1)	*
All executive officers and directors as a group (4 persons)		6,912,515		71.5%

* Less than 1%.

(1)	With respect to 7,310 shares, Mr. Hansen shares voting and investment power with his spouse. With respect to 3,205 shares, Mr. Hansen shares voting and investment power with Trevor Schoenmaker, Lisa Stibley and Brett Hansen.

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MARKET FOR COMMON STOCK AND RELATED SHAREHOLDER MATTERS

Market Information

Our common stock is currently quoted on the OTC Markets. The OTC Market is a network of security dealers who buy and sell stock. The dealers are connected by a computer network that provides information on current “bids” and “asks”, as well as volume information. From March 11, 2013 until June 9, 2015, our shares were quoted on the Pink Current Information tier of the OTC Markets. Since June 9, 2015, our shares of common stock have been quoted on the OTCQX tier of the OTC Markets under the symbol “IEGH.”

The following table sets forth the range of high and low closing bid quotations for our common stock for each of the periods indicated as reported by the OTC Markets. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions. As of June 17, 2015, we effected a 1-for-100 reverse stock split. As of October 27, 2016, we effected a 1-for-1,000 reverse stock split, followed by a 100-for-1 forward stock split. All prices in the following table reflect post-split prices.

Fiscal Year Ended December 31, 2014

	High	Low
Fiscal Quarter Ended:
March 31, 2014	$100.00	$100.00
June 30, 2014	$120.00	$100.00
September 30, 2014	$450.00	$100.00
December 31, 2014	$1,000.00	$190.00

Fiscal Year Ended December 31, 2015

	High	Low
Fiscal Quarter Ended:
March 31, 2015	$650.00	$387.50
June 30, 2015	$550.00	$250.00
September 30, 2015	$275.00	$80.00
December 31, 2015	$100.00	$74.90

Fiscal Year Ending December 31, 2016

	High	Low
Fiscal Quarter Ended or Ending:
March 31, 2016	$99.00	$49.50
June 30, 2016	$50.00	$17.50
September 30, 2016	$24.00	$5.50
December 31, 2016 (1)	$9.025	$2.50

(1) Reflects transactions through November 9, 2016.

On November 9, 2016, the closing price for our common stock on the OTC Markets was $2.50 per share with respect to an insignificant volume of shares.

Holders of common stock

As of October 28, 2016, there were approximately 678 record holders of our common stock. The number of record holders does not include beneficial owners of common stock whose shares are held in the names of banks, brokers, nominees or other fiduciaries.

We have not paid any cash dividends on our common stock and do not currently anticipate paying cash dividends in the foreseeable future. We intend to retain future earnings, if any, for reinvestment in the development and expansion of our business.

We have no securities authorized for issuance under equity compensation plans.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, in the Increase in Authorized Shares of common stock that is not shared by all other stockholders.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing IEG Holdings Corporation at 6160 West Tropicana Ave., Suite E-13, Las Vegas, NV 89103, ATTN: Paul Mathieson or calling the Company at (702) 227-5626.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 6160 West Tropicana Ave., Suite E-13, Las Vegas, NV 89103, ATTN: Paul Mathieson or calling the Company at (702) 227-5626.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call us at, the address and phone number in the preceding paragraph. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the address or phone number provided in the preceding paragraph.

MISCELLANEOUS

Additional copies of this Information Statement may be obtained at no charge by writing to us at 6160 West Tropicana Ave., Suite E-13, Las Vegas, NV 89103.

NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH THIS ACTION. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST 20 DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

IEG Holdings Corporation

/s/ Paul Mathieson
Paul Mathieson
November 14, 2016	Chief Executive Officer

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APPENDIX A

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION OF

IEG HOLDINGS CORPORATION

Pursuant to Section 607.1006 of the Florida Business Corporation Act, IEG HOLDINGS CORPORATION, a Florida corporation (the “Corporation”), hereby amends (“Articles of Amendment”) its amended and restated articles of incorporation, as amended (“Articles”), as follows:

A. Increase in Authorized Capital Stock. Article III, Section 1 of the Articles is hereby amended and restated in its entirety to read as follows:

Section 1. Authorized Capital Stock. The aggregate number of shares which the Corporation shall have the authority to issue is 350,000,000 shares, of which 300,000,000 shares shall be common stock, $0.001 par value per share, and 50,000,000 shall be preferred stock, par value $0.001 per share.

B. Authority to Amend. These Articles of Amendment were adopted by the unanimous consent of the Corporation’s Board of Directors on October 28, 2016 and duly approved by the Corporation’s stockholders on October 28, 2016 as required by law and the Corporation’s Articles. The number of votes cast for the Articles of Amendment by the stockholders was sufficient for approval.

C. Effective Time. The foregoing amendment will become effective on _____________, 2016.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment as of _________________, 2016.

IEG HOLDINGS CORPORATION

By:
Name:	Paul Mathieson
Title:	Chief Executive Officer

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